Exhibit 10.6.1

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 1

TO THE

A320 FAMILY P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

Reference : 337.0027/07

AVA – A320 Family PA – Amendment N° 1	FINAL

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C O N T E N T S

CLAUSES	TITLES

1	[*]	4

2	[*]	4

3	[*]	4

4	[*]	4

5	CUSTOMER SUPPORT AND TRAINING	4

6	MISCELLANEOUS PROVISIONS	5

7	ASSIGNMENT	5

8	CONFIDENTIALITY	6

9	COUNTERPARTS	6

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AMENDMENT N° 1 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 1 (hereinafter referred to as the “Amendment N° 1”) is entered into as of the      June 2007

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at administrative Avenida Calle 26 No. 92-30 Bogota, Colombia (the “Buyer”).

WHEREAS :

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft (the A320 Family Purchase Agreement, together with all Exhibits and Appendices attached thereto and any Letter Agreements thereto, as the same may be amended or modified from time to time, the “Agreement”),

B.	The Buyer has notified the Seller of its decision to [*] of the Agreement,

C.	The Seller and Buyer desire to amend the Agreement as set forth below, and

D.	Capitalised terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 1.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	[*] Purchase [*]

1.1.1	The Buyer hereby [*] Purchase [*] firmly ordered Aircraft. Such Aircraft shall be referred to individually as Aircraft N° 34 to Aircraft N° 47.

1.1.2	Unless otherwise expressly stipulated herein, the terms and conditions applicable to the firm Aircraft under the Agreement on a per Aircraft basis, shall apply [*]. For the avoidance of doubt, such terms and conditions shall include, but shall not be limited to the provisions set forth in Appendix 1 hereto.

1.1.3	Clause 9.1.1 of the Agreement is hereby amended by adding the following quoted text:

QUOTE

Aircraft N° 34	1st Quarter 2012	A319-100
Aircraft N° 35	1st Quarter 2012	A320-200
Aircraft N° 36	1st Quarter 2012	A319-100
Aircraft N° 37	2nd Quarter 2012	A320-200
Aircraft N° 38	2nd Quarter 2012	A319-100
Aircraft N° 39	2nd Quarter 2012	A320-200
Aircraft N° 40	2nd Quarter 2012	A319-100
Aircraft N° 41	3rd Quarter 2012	A320-200
Aircraft N° 42	3rd Quarter 2012	A319-100
Aircraft N° 43	3rd Quarter 2012	A320-200
Aircraft N° 44	4th Quarter 2012	A319-100
Aircraft N° 45	4th Quarter 2012	A320-200
Aircraft N° 46	4th Quarter 2012	A319-100
Aircraft N° 47	4th Quarter 2012	A320-200

UNQUOTE

2.	[*]

3.	[*]

4.	[*]

5.	Customer Support and Training

5.1	In accordance with the provisions as set forth in Clause 15.1 of the Agreement, the [*] Clause 1 of Appendix A to Clause 15 of the Agreement is hereby amended by replacing in lieu thereof the following quoted text::

QUOTE

1.	The Seller shall provide to the Buyer a total of [*] of Customer Support Representative services at the Buyer’s main base or at other locations to be mutually agreed.

UNQUOTE

5.2	The Seller hereby grants [*] transition type rating instructor training courses to the Buyer. Consequently the number of transition type rating instructor training courses set forth in Clause 1.5 of the Appendix A to Clause 16 of the Agreement shall be hereby increased [*].

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5.3	[*]

5.4	The Seller hereby grants to the Buyer right-hand seat qualification for [*]. Consequently, the number of right-hand seat qualification for pilots set forth in Clause 1 of Letter Agreement N° 7 to the Agreement is hereby increased [*].

5.5	The Seller hereby agrees to provide to Buyer LPC [*] for [*] in accordance with the terms and conditions of paragraph 2 of Letter Agreement 18 (Product Support) to the Agreement.

5.6	The Seller hereby grants to Buyer [*] maintenance training [*] for the Buyer personnel in accordance with the terms and conditions of Clause 2.1 of Appendix A to Clause 16 of the Agreement.

5.7	The Seller hereby agrees to provide AIRMAN to Buyer [*] accordance with the terms and conditions of paragraph 1 of Letter Agreement 18 to the Agreement.

5.8	The Seller hereby agrees to provide AirFASE to Buyer on a [*] in accordance with the terms and conditions of paragraph 3.1 of Letter Agreement 18 to the Agreement.

5.9	The Seller hereby agrees to provide LOAS on a [*] in accordance with the terms and conditions of paragraph 3.1 of Letter Agreement 18 to the Agreement.

5.10	The Seller hereby agrees to provide ADOC Jobcard Publisher [*] in accordance with the terms and conditions of paragraph 4 of Letter Agreement 18 to the Agreement.

5.11	The Seller hereby agrees to provide MPDS on [*] in accordance with the terms and conditions of paragraph 5 of Letter Agreement 18 to the Agreement.

6.	Miscellaneous Provisions

This Amendment N° 1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof. This Amendment N° 1 shall enter into effect upon signature of the present Amendment N° 1 [*].

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 1, the latter shall prevail to the extent of such conflict or inconsistency.

7.	Assignment

Except as provided in Clause 21 of the Agreement, this Amendment N° 1 is not transferable, and the Buyer’s rights under this Amendment N° 1 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 1 with respect to any Aircraft will be void and without effect.

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8.	Confidentiality

This Amendment N° 1 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

9.	Counterparts

This Amendment N° 1 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 1 was entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Gerardo Grajales	By:	/s/ Christophe Mourey

Its:	CFO	Its:	Senior Vice President Contracts

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APPENDIX 1: TERMS AND CONDITIONS APPLICABLE TO [*] AIRCRAFT

[*]

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